SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                         --
Filed by the Registrant   X
                         --
                                           --
Filed by a Party other than the Registrant  X
                                           --

Check the appropriate box:
         Preliminary proxy statement.
         Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
    X    Definitive proxy statement.
         Definitive additional materials.
         Soliciting material pursuant to Rule 14a-12.

                           THE TREASURER'S FUND, INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

          X       No fee required.

                  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A
                  (2) Aggregate number of securities to which transaction
                      applies: N/A
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                  (4) Proposed maximum aggregate value of transaction: N/A
                  (5) Total fee paid: $0

                   Fee paid previously with preliminary materials.

                   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  (1) Amount Previously Paid: N/A
                  (2) Form, Schedule or Registration Statement No.: N/A
                  (3) Filing Party: N/A
                  (4) Date Filed: N/A

                     THE TREASURER'S FUND, INC. (THE "FUND")

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                o  Gabelli Cash Management Class
                                o  Money Market Class
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                                o  Gabelli Cash Management Class
                                o  Money Market Class
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                                o  Gabelli Cash Management Class
                                o  Money Market Class
                              (EACH A "PORTFOLIO")

                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                                                                OCTOBER 13, 2005

Dear Shareholder:

Enclosed are a notice and a proxy statement concerning a special meeting of shareholders of The Treasurer's Fund, Inc. (the "Fund") to be held on October 26, 2005. This proposal is very important. The matter you are being asked to vote on is the approval of the proposed liquidation and termination of each Portfolio of the Fund (both the Gabelli Cash Management Class and Money Market Class), as described more fully in the enclosed proxy statement. The Board of Directors of the Fund (the "Directors") has reviewed this proposal and recommends that you approve it after you carefully study the enclosed materials. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card.

The Directors of the Fund have determined that it is in the best interests of the Fund to liquidate and terminate each of the Portfolios of the Fund. The Portfolios are small, and the Fund's Directors and the Fund's investment adviser, Gabelli Fixed Income LLC, expect that the Portfolios will experience continued redemptions. As a result, over the long term, the Directors and the Adviser believe that the Portfolios are no longer viable and investors are urged to consider other investment alternatives for their assets invested in the Portfolios.

Remember - Your Vote Counts!

Your vote is extremely important, even if you own only a few shares. Voting promptly is also important. If we do not receive enough votes, we will have to send additional mailings or resolicit shareholders, which can be very costly and time consuming and which may delay the shareholder meeting. You may receive a reminder call to return your proxy from The Altman Group, a proxy solicitation firm retained by the Fund in connection with the meeting, or from a representative from the Fund's investment adviser or its affiliates.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy statement matters, please call us toll-free at
(800) GABELLI (800-422-3554).


                                                        Sincerely,


                                                        Ronald S. Eaker
                                                        President

--------------------------------------------------------------------------------


                     THE TREASURER'S FUND, INC. (THE "FUND")

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                        o   GABELLI CASH MANAGEMENT CLASS
                        o   MONEY MARKET CLASS
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                        o   GABELLI CASH MANAGEMENT CLASS
                        o   MONEY MARKET CLASS
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                        o   GABELLI CASH MANAGEMENT CLASS
                        o   MONEY MARKET CLASS

                              (EACH A "PORTFOLIO")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 2005

--------------------------------------------------------------------------------

                                                            One Corporate Center
                                                             Rye, New York 10580
                                                                   (800) GABELLI
                                                                  (800-422-3554)

A Special Meeting of Shareholders of the Fund will be held at 9:00 a.m. on October 26, 2005, at the offices of the Fund at One Corporate Center, Rye, New York 10580, for the following purpose, which is more fully described in the accompanying Proxy Statement:

1. To approve the proposed liquidation and termination of each Portfolio of the Fund.

2. To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only shareholders of record at the close of business on October 5, 2005 are entitled to notice of, and to vote at, the meeting and any adjourned session.

                                           By Order of the Board of Directors

                                           /s/ Judith Raneri
                                           Secretary

                                           October 13, 2005

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF SHARES YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, YOU CAN ALSO VOTE BY MAIL. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOU MAY ALSO CHANGE YOUR VOTE AT ANY TIME PRIOR TO THE MEETING NO MATTER HOW YOU VOTED AS INDICATED IN THE ENCLOSED PROXY STATEMENT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                     THE TREASURER'S FUND, INC. (THE "FUND")

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                             o  GABELLI CASH MANAGEMENT CLASS
                             o  MONEY MARKET CLASS
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                             o  GABELLI CASH MANAGEMENT CLASS
                             o  MONEY MARKET CLASS
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                             o  GABELLI CASH MANAGEMENT CLASS
                             o  MONEY MARKET CLASS
                              (each a "Portfolio")

                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                                 PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 2005

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Directors") of the Fund on behalf of each of the Portfolios, for use at a Special Meeting of Shareholders to be held at the offices of the Fund at One Corporate Center, Rye, New York 10580, on October 26, 2005, at 9:00 a.m. and at any adjournments thereof (the "Meeting"). Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Fund. The expenses in connection with preparing and mailing this statement and the material accompanying it, and the expenses associated with retaining a proxy solicitation firm will be paid by the Fund. However, because the Adviser is currently waiving a portion of its fee and reimbursing the Portfolios for a portion of their expenses as described in each Portfolio's prospectus, these costs will effectively be borne by the Adviser. Only shareholders of record at the close of business on October 5, 2005 are entitled to vote at the Meeting. The Fund has engaged The Altman Group, a professional proxy solicitation firm, to assist in the solicitation of proxies for which they will be paid a fee of $1,000 plus any related out-of-pocket expenses. This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about October 13, 2005. Additional information about the Fund is available by calling 800-422-3554. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household owns shares of a Portfolio. If you need more copies of this Proxy Statement, please contact the Fund by calling 800-422-3544. THE FUND'S MOST RECENT PROSPECTUSES AND ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING 800-422-3544.

The outstanding voting shares of common stock (the "Shares") of the Portfolios as of the close of business on October 5, 2005, consisted of the following Shares (each whole Share being entitled to one vote and each fraction of a Share being entitled to a proportionate fraction of a vote):

                 U.S. Treasury Money Market Portfolio
                         -Cash Management Class:                2,120,100.68
                         -Money Market Class:                     749,666.35
                 Domestic Prime Money Market Portfolio
                         -Cash Management Class:                7,530,048.06
                         -Money Market Class:                   2,724,274.74
                 Tax Exempt Money Market Portfolio
                         -Cash Management Class:                3,409,261.56
                         -Money Market Class:                   2,033,669.15

As of October 5, 2005, Gabelli Fixed Income LLC (the "Adviser") and its affiliates were believed to possess voting power with respect to 1,500,000 (52.27%) of the outstanding Shares of the U.S. Treasury Money Market Portfolio, 5,600,000 (54.61%) of the outstanding Shares of the Domestic Prime Money Market Portfolio, and 2,800,000 (51.44%) of the outstanding Shares of the Tax Exempt Money Market Portfolio, in view of which such Shares could be deemed to be beneficially owned by the Adviser as of such date. The Adviser and its affiliates have advised the Fund that they intend to vote any Shares of the Portfolios over which they have voting power in favor of the proposal at the Meeting.

Any shareholder may revoke his or her proxy at any time prior to the Meeting by
(i) a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Fund at its principal executive office, One Corporate Center, Rye, New York 10580, and be received prior to the Meeting to be effective, (ii) voting another proxy of a later date if received prior to the Meeting, or (iii) personally casting his or her vote at the Meeting. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

One-third of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposal are not received, the persons named as Proxy Agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares present at the Meeting or represented by proxy. When voting on a proposal to adjourn the Meeting, the Proxy Agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal that is proposed to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. For purposes of determining the presence of a quorum, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Since these Shares will be counted as present, but not as voting in favor of any proposal, such "broker non-votes" will have the same effect as if they had been cast against the proposal to approve the liquidation of each Portfolio of the Fund. "Broker non-votes" are Shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the Shares will be voted.

The affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of a Portfolio is required for the approval of this proposal with respect to that Portfolio. Both classes of the Portfolios will vote together as a single class with respect to the proposal. Under the 1940 Act, the vote of the holders of a "majority of outstanding voting securities" of a Portfolio means the vote of (l) the holders of 67% or more of the Shares of the Portfolio represented at the Meeting, if more than 50% of the Shares of the Portfolio are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund, whichever is less.

All proxies solicited by the Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

                            OVERVIEW OF THE PROPOSAL

PROPOSAL - TO APPROVE THE LIQUIDATION AND TERMINATION OF EACH PORTFOLIO OF THE
           FUND.

THE LIQUIDATION IN GENERAL.

At a Meeting of the Board of Directors held on September 26, 2005, the Directors approved, and recommended to shareholders for their approval, the Adviser's proposal that the Portfolios be liquidated and terminated, and approved a Plan of Liquidation and Termination (the "Plan") in this regard. The Plan provides for the complete liquidation of all of the assets of the Portfolios. If the Plan is approved, the Adviser will undertake to liquidate each Portfolio on such terms and conditions as the Adviser shall determine to be reasonable and in the best interests of the Fund and its shareholders. The cost of the liquidation shall be borne by the Fund. Once each Portfolio's investment securities are liquidated, the Portfolios will make a distribution of those and other assets, less liabilities, to shareholders as described below. If the proposed liquidation and termination of the Portfolios is not approved by the Fund's shareholders, the Board of Directors will consider, at that time, what appropriate action to take, if any, although it is anticipated that the Portfolios would remain closed to new investments.

REASONS FOR THE LIQUIDATION.

At a Special Meeting of the Board of Directors held on August 18, 2005, the Directors approved a proposal by the Adviser that the Portfolios be closed to new investors and that the Distributor no longer accept purchase orders for shares (except for dividend reinvestment for existing shareholders) with respect to either the Gabelli Cash Management Class or Money Market Class of the Portfolios. The Portfolios are small and the Adviser and Distributor discussed with the Directors the fact that they anticipated that the Portfolios would continue to experience redemptions. At a Special Meeting of the Board of Directors of the Fund held on September 26, 2005, the Adviser reviewed with the Directors the diminished prospects for further distribution of the Fund's shares and noted that, in part as a result of the Portfolios' small size, the Adviser has for many years been waiving significant portions of its advisory fee in an effort to maintain a competitive yield in the Portfolios. The Adviser informed the Directors that given the Portfolios' small size, which made it very difficult for the Portfolios to realize any economies of scale, and limited prospects for future distribution, the Adviser believed that over the long term, the continued operation of the Portfolios of the Fund was not economically feasible for the Adviser. Since the Adviser could not commit to continue to waive its management fee indefinitely in order to maintain the Portfolios' yield, the Directors concluded that it was in the Fund's best interest to liquidate each of the Portfolios as soon as possible and to urge investors to consider other investment alternatives. While the Directors considered alternatives other than liquidation of the Portfolios, they concluded that there were no courses of action reasonably available to the Portfolios that were likely to result in the Portfolios being able to appreciably increase their asset sizes in the near future and achieve economies of scale.

PLAN OF LIQUIDATION AND TERMINATION OF THE PORTFOLIOS.

The Plan provides for the complete liquidation of all of the assets of the Portfolios. If the Plan is approved, the Adviser will undertake to liquidate each Portfolio in accordance with the terms of the Plan. As soon as practicable after the consummation of the sale of all of the Portfolios' investment securities and the payment of, or establishment of reserves for, all the Fund's known liabilities and obligations, the Fund's shareholders will receive a distribution in a per share amount equal to the net asset value per share, as determined in accordance with the Fund's current registration statement (the "Liquidation Distribution"). It is expected that the Liquidation Distribution will equal $1.00 per share. The Adviser does not anticipate that the costs of liquidating and terminating the Portfolios, other than the cost of holding this Special Meeting, will be significant. The Adviser estimates that the cost of liquidating and terminating the Portfolios will be approximately $45,000, which will be borne by the Fund. However, because the Adviser is currently waiving a portion of its fee and reimbursing the Portfolios for a portion of their expenses as described in each Portfolio's prospectus, these costs will effectively be borne by the Adviser.

FEDERAL INCOME TAX CONSEQUENCES.

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from the liquidation and termination of the Portfolios. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to the liquidation of the Fund. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), temporary and proposed Treasury regulations and administrative and judicial interpretations, all as in effect on the date of this proxy statement and all of which are subject to change, possibly with retroactive effect.

This summary of the federal income tax consequences is generally applicable to shareholders who are individual United States citizens or residents (other than dealers in securities) and does not address the particular federal income tax consequences which may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non-resident aliens. This summary does not address foreign, state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situation unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the Liquidation Distribution as discussed herein.

As discussed above, pursuant to the Plan, the Portfolios will sell their investment securities and distribute the proceeds to its shareholders on the basis of their respective shareholdings. The Fund anticipates that it will retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her Shares in exchange for an amount equal to the Liquidation Distribution that he or she receives. Each shareholder will recognize gain or loss with respect to each Share measured by the difference between the adjusted tax basis in such Share and the amount of the Liquidation Distribution received from the Fund in respect of such Share. Assuming the Shares are held as capital assets, the gain or loss generally will be characterized as capital gain or loss. Capital gain or loss attributable to Shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to Shares held for one year or less will constitute short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a shareholder in respect of Shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such Shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder's entire interest in the Portfolios were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder's interest in the Fund. In addition, before liquidating, the Fund may make one or more ordinary dividend distributions.

Shareholders investing through qualified retirement plan accounts who receive their distribution outside of their plan account should consider promptly the reinvestment of the Liquidating Distributions into another qualified retirement plan account to avoid incurring tax penalties. The receipt of a Liquidation Distribution within an Individual Retirement Account Plan ("IRA") which holds Shares would generally not be viewed as a taxable event to the beneficiary. In the event that the Liquidation Distribution cannot be held by the IRA and must be distributed, tax results will vary depending upon the status of each beneficiary, and therefore beneficiaries who receive distributions from an IRA on account of the liquidation of the Portfolios must consult with their own tax advisers regarding their personal tax results in this matter.

The foregoing summary sets forth general information regarding the anticipated federal income tax consequences of the liquidation to the Fund and to individual shareholders who are United States citizens or residents. The statements above are not binding on the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth above. Each shareholder should seek independent counsel regarding the possible federal, state and local income tax consequences to such shareholder or receiving a Liquidation Distribution.

LIQUIDATION DISTRIBUTION.

At present, the date or dates on which the Fund will pay Liquidation Distributions to its shareholders and on which the Portfolios will be liquidated are not known to the Fund, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur on or prior to October 31, 2005. The Fund will maintain its investment portfolio in cash pending the payment of the Liquidation Distribution to shareholders. Shareholders will receive their Liquidation Distribution without any further action on their part.

The right of a shareholder to redeem his or her Shares at any time has not been impaired by the adoption of the Plan. Therefore, a shareholder may redeem Shares in accordance with the redemption procedures set forth in the Portfolios' current prospectuses without the necessity of waiting for the Fund to take any action. The Fund does not impose any redemption charges.

THE BOARD'S RECOMMENDATION.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

INFORMATION ABOUT THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR.

Gabelli Fixed Income LLC, which is located at One Corporate Center, Rye, New York 10580, serves as the Fund's investment adviser. Gabelli Funds, LLC, an affiliate of the Adviser, serves as the Fund's administrator. PFPC Inc., which is located at 400 Bellevue Parkway, Wilmington, Delaware 19089, serves as the Fund's sub-administrator. Gabelli & Company, Inc., which is located at One Corporate Center, Rye, New York 10580, serves as the Fund's distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 5, 2005, the Directors and officers as a group did not beneficially own any of the outstanding Shares of each Portfolio.

         As of October 5, 2005, the following shareholders owned of record or beneficially 5% or more of the Fund's Shares:



                                           NAME AND ADDRESS          PERCENTAGE         AMOUNT AND NATURE OF
                                                                      OF CLASS               OWNERSHIP

U.S Treasury Money Market    GAMCO Investors Inc.                      70.75%               1,500,000.00
Portfolio (Cash Management   Attn: Chief Financial Officer
Class)                       One Corporate Center                                             Record
                             Rye, New York 10580-1422

                             State Street Bank & Trust Co.             5.84%                123,822.74
                             Custodian for the Sep. IRA of
                             Linda L. Fenelon                                               Beneficial
                             8536 S. Union Lake Drive SE
                             Alexandria, Minnesota 56308-5333

U.S. Treasury Money Market   Bear Stearns Securities Corp.             5.22%                39,133.16
Portfolio (Money Market      Attn: Denise Dilorenzo-Siegel
Class)                       One Metrotech Center North                                     Beneficial
                             Brooklyn, New York 11201-3870


                             Bear Stearns Reconciliation Account       21.89%               164,114.55
                             Attn: Paul Kelly
                             115 S. Jefferson Road                                          Beneficial
                             Whippany, New Jersey 07981-1029
                             Bear Stearns Securities Corp.             8.69%
                             FBO Client                                                     65,114.46
                             1 Metrotech Center
                             Brooklyn, New York 11201-3870                                  Beneficial

                             Bear Stearns Securities Corp.             8.71%
                             FBO Client                                                     65,320.18
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial

                             Bear Stearns Securities Corp.             7.90%
                             FBO Client                                                     59,245.90
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial

                             Bear Stearns Securities Corp.             7.48%
                             FBO Client                                                     56,048.48
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial


Domestic Prime Money         GAMCO Investors Inc.                      74.37%               5,600,000.00
Market Portfolio (Cash       Attn: Chief Financial Officer
Management Class)            One Corporate Center                                             Record
                             Rye, New York 10580-1422


Domestic Prime Money         Bear Stearns Securities Corp.             19.44%               529,668.78
Market Portfolio (Money      Attn: Denise Dilorenzo-Siegel
Market Class)                One Metrotech Center North                                     Beneficial
                             Brooklyn, New York 11201-3870

Tax Exempt Money Market      GAMCO Investors Inc.                      82.13%               2,800,000.00
Portfolio (Cash Management   Attn: Chief Financial Officer
Class)                       One Corporate Center                                             Record
                             Rye, New York 10580-1422

                             Terrence McBride                          5.33%                181,592.77
                             Joan McBride Jt. Ten.
                             256 Candlewyck Drive                                             Record
                             Newington, Connecticut 06111-5217
                             Bear Stearns Securities Corp.             5.54%
Tax Exempt Money Market      FBO Client                                                     112,566.80
Portfolio (Money Market      1 Metrotech Center North
Class)                       Brooklyn, New York 11201-3870                                  Beneficial

                                                                       6.18%
                             Bear Stearns Securities Corp.                                  125,660.82
                             Attn: Denise Dilorenzo-Siegel
                             One Metrotech Center North                                     Beneficial
                             Brooklyn, New York 11201-3870

                             Bear Stearns Securities Corp.             6.22%
                             FBO Client                                                     126,567.52
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial

                             Bear Stearns Securities Corp.             5.21%
                             FBO Client                                                     106,036.68
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial

                                                                       14.61%
                             Bear Stearns Securities Corp.                                  297,186.95
                             FBO Jacqueline Schlosser
                             1 Metrotech Center North                                       Beneficial
                             Brooklyn, New York 11201-3870

                             Bear Stearns Securities Corp.             18.68%
                             FBO Client                                                     379,879.32
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial


                             Bear Stearns Securities Corp.
                             FBO Shirly Litt Trust                     16.29%               331,292.98
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial


                             Bear Stearns Securities Corp.             18.25%
                             FBO Client                                                     371,118.64
                             1 Metrotech Center North
                             Brooklyn, New York 11201-3870                                  Beneficial

         The following table shows the nature, amount and percentage of Fund Shares owned by each Director and principal executive officer as of October 5, 2005:


                                           AMOUNT AND NATURE OF             PERCENT OF OWNERSHIP
    NAME OF DIRECTOR/OFFICER        BENEFICIAL OWNERSHIP/TITLE OF CLASS         IN THE FUND
--------------------------------- ---------------------------------------- -----------------------
DISINTERESTED DIRECTOR

Anthony J. Colavita                              0 Shares                            0%

Arthur V. Ferrara                                0 Shares                            0%

Mary E. Hauck                                    0 Shares                            0%

Robert C. Kolodny, M.D.                          0 Shares                            0%

Robert J. Morrissey                              0 Shares                            0%

Anthony R. Pustorino                             0 Shares                            0%

Werner J. Roeder, M.D.                           0 Shares                            0%

Anthonie C. van Ekris                            0 Shares                            0%

INTERESTED DIRECTOR
Karl Otto Pohl                                   0 Shares                            0%

CHIEF INVESTMENT OFFICER
Ronald S. Eaker*                                 0 Shares                            0%

PRINCIPAL EXECUTIVE OFFICER
Bruce N. Alpert**                                0 Shares                            0%

  * Mr. Eaker is President and Chief Investment Officer of the Fund.

  **Mr. Alpert is Vice President, Principal Executive Officer and Principal Financial Officer of the Fund.

OTHER MATTERS

While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting of Shareholders. The Directors presently are not aware of any other matters that will come before the Meeting. If an event not now anticipated, or any other matters properly come before the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the Proxy Agents named therein, or their substitutes, present and acting at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders who wish to submit proposals for inclusion in a proxy statement for any future shareholder meeting must present such proposals to the Secretary of the Fund, One Corporate Center, Rye, New York 10580. The Directors are not accepting shareholder proposals at this Meeting.

Dated:  October 13, 2005.

                                                                       EXHIBIT A


                                  FORM OF PROXY

                           THE TREASURER'S FUND, INC.
                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                      THIS PROXY IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS FOR A
               SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 26, 2005

The undersigned shareholder of The Treasurer's Fund, Inc. (the "Fund") hereby appoints Bruce N. Alpert and James E. McKee as attorneys and proxies of the undersigned ("Proxy Agents"), with full power of substitution, to vote at the meeting and all adjournments and postponements thereof, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on October 5, 2005, at the Special Meeting of Shareholders of the Fund to be held at the offices of The Treasurer's Fund, Inc. at One Corporate Center, Rye, New York 10580, at 9:00 a.m. on October 26, 2005, and at all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power thereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion.

                                           Date:____________________________

                                        The undersigned acknowledges receipt
                                        with this proxy card of a copy of the
                                        notice of Special Meeting of
                                        Shareholders and the Proxy Statement.
                                        ----------------------------------------



                                        ----------------------------------------
                                        SIGNATURE (S)   (PLEASE SIGN IN THE BOX)

                                        PLEASE  SIGN  NAME  OR NAMES AS  PRINTED
                                        TO THE LEFT TO AUTHORIZE  THE  VOTING OF
                                        YOUR  SHARES  AS  INDICATED ABOVE. WHERE
                                        SHARES ARE REGISTERED WITH JOINT OWNERS,
                                        ALL  JOINT OWNERS SHOULD  SIGN.  PERSONS
                                        SIGNING  AS  EXECUTORS,  ADMINISTRATORS,
                                        DIRECTORS,  ETC. SHOULD SO INDICATE.  IF
                                        A  CORPORATION,   PLEASE  SIGN  IN  FULL
                                        CORPORATE  NAME BY  PRESIDENT  OR  OTHER
                                        AUTHORIZED OFFICER.  IF  A  PARTNERSHIP,
                                        PLEASE  SIGN  IN  FULL PARTNERSHIP  NAME
                                        BY AUTHORIZED PERSON.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL |X|.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSAL LISTED BELOW UNLESS OTHERWISE INDICATED.

                           THE TREASURER'S FUND, INC.

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                o  GABELLI CASH MANAGEMENT CLASS
                                o  MONEY MARKET CLASS
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                                o  GABELLI CASH MANAGEMENT CLASS
                                o  MONEY MARKET CLASS
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                                o  GABELLI CASH MANAGEMENT CLASS
                                o  MONEY MARKET CLASS




                                VOTE ON PROPOSAL

                                      FOR           AGAINST          ABSTAIN

1.     TO APPROVE THE PROPOSED
       LIQUIDATION AND
       TERMINATION OF EACH OF
       THE PORTFOLIOS OF THE
       FUND




BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXY AGENT TO VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. If you do not intend to personally attend the meeting, please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                       EXHIBIT B

                       PLAN OF LIQUIDATION AND TERMINATION
                                       OF
                           THE TREASURER'S FUND, INC.

                      U.S. TREASURY MONEY MARKET PORTFOLIO
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                        TAX EXEMPT MONEY MARKET PORTFOLIO

                  This Plan of Liquidation and Termination (the "Plan") of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, and the Tax Exempt Money Market Portfolio (each, a "Portfolio") of the Treasurer's Fund, Inc., a Maryland corporation (the "Fund"), has been approved by the Board of Directors of the Fund (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund's common stock (the "Shareholders") for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

         1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders. The Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after such adoption.

         2. Sale or Distribution of Assets. As soon as practicable after the Effective Date, but in no event later than October 31, 2005 (the "Liquidation Period"), the Fund shall have the authority to engage in such transactions as may be appropriate to its liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

         3. Provisions for Liabilities. Within the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund (the "Reserve Fund"), comprised of cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities of the Fund with respect to each Portfolio on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Fund's officers shall reasonably deem to exist against the assets of the Fund on the Fund's books, for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including without limitation, contingent liabilities.

         4. Distribution to Shareholders. As soon as practicable after a vote of approval of this Plan by the Shareholders, the Portfolios shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Portfolios, with the exception of amounts in the Reserve Fund.

         5. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment of modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the liquidation of the Portfolios if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

         6. Powers of Board and Officers. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and termination of the Portfolios in accordance with the Code and the MGCL including, without limitation, withdrawing any qualifications to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

         7. Termination of Business Operations. As soon as practicable upon adoption of the Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation.